Exhibit 10.6

***Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets (“[Redacted]”) in this exhibit.***

Power of Attorney Agreement

The Power of Attorney Agreement (the “Agreement”) was made and entered into by and between the following parties (the “Parties to the Agreement” or the “Parties”) in Suzhou, the People’s Republic of China (the “PRC”) on June 1, 2020:

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Unified social credit code: [Redacted]

Registered address: [Redacted]

Legal representative: Lu Xiaoyan

Party B:

Lu Xiaoyan

ID Card No.: [Redacted]

Domicile: [Redacted]

Ding Jie

ID Card No.: [Redacted]

Domicile: [Redacted]

Wu Bin

ID Card No.: [Redacted]

Domicile: [Redacted]

Chen Hongbo

ID Card No.: [Redacted]

Domicile: [Redacted]

Xu Naihan

ID Card No.: [Redacted]

Domicile: [Redacted]

Beijing Langmafeng Venture Capital Management Co., Ltd.

Unified social credit code: [Redacted]

Domicile: [Redacted]

Legal representative: Liang Xianhong

Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）)

Unified social credit code: [Redacted]

Principal premise: [Redacted]

Executive partner: Lu Xiaoyan

Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）)

Unified social credit code: [Redacted]

Principal premise: [Redacted]

Executive partner: Lu Xiaoyan

Shanghai Himalaya Technology Co., Ltd.

Unified social credit code: [Redacted]

Principal premise: [Redacted]

Legal representative: Yu Jianjun

Shen Jinhua

Address: [Redacted]

ID card No.: [Redacted]

Gao Qi

Address: [Redacted]

ID card No.: [Redacted]

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Unified social credit code: [Redacted]

Registered address: [Redacted]

Legal representative: Lu Xiaoyan

Whereas:

1.	Party A is a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC.

2.	Party C is a limited liability company incorporated and existing under the laws of the PRC.

3.

Each of Party B (the “Authorizing Parties”) directly holds the entire equity interest in Party C (“Equity”), of which Lu Xiaoyan holds 45.7217% (the corresponding capital contribution is RMB28.452538 million), Ding Jie holds 4.1601% (the corresponding capital contribution is RMB2.588813 million), Wu Bin holds 2.4120% (the corresponding capital contribution is RMB1.501006 million), Chen Hongbo holds 1.2946% (the corresponding capital contribution is RMB805,657), Xu Naihan holds 1.2946% (the corresponding capital contribution is RMB805,657), Beijing Langmafeng Venture Capital Management Co., Ltd. holds 19.7148% (the corresponding capital contribution is RMB12.268519 million), Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）) holds 9.8359% (the corresponding capital contribution is RMB6.120849 million), Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）) holds 5.8440% (the corresponding capital contribution is RMB3.636736 million), ShanghaiHimalaya Technology Co., Ltd. holds 4.1667% (the corresponding capital contribution is RMB2.592913 million), Shen Jinhua holds 2.7778% (the corresponding capital contribution is RMB1.728608 million), and Gao Qi holds 2.7778% (the corresponding capital contribution is RMB1.728608 million).

4.

Party A and Party C entered into the Exclusive Technology and Consulting Service Agreement on October 9, 2017, the Parties to the Agreement entered into the Exclusive Option Agreement and the Equity Interest Pledge Agreement on June 1, 2020, and some spouses of Party B entered into the Spousal Consent on June 1, 2020 (the Exclusive Technology and Consulting Service Agreement, Exclusive Option Agreement, Equity Interest Pledge Agreement, Spousal Consent and this Agreement are collectively referred to as the “Control Agreements” herein).

5.	The Parties entered into the Power of Attorney Agreement on September 5, 2018 (the “Original Power of Attorney Agreement”).

6.

To ensure each of Party B and Party C performs their obligations and commitments under the Exclusive Technology and Consulting Service Agreement, Exclusive Option Agreement, and Equity Interest Pledge Agreement, Party A has required each of Party B, and each of Party B has agreed to authorize Party A or the third party designated by Party A to exercise any and all of its shareholder rights as a shareholder of Party C under this Agreement, and the Parties intends to replace the Original Power of Attorney Agreement with this Agreement..

Therefore, the Parties hereto agree as follows:

Article 1 Entrusted Rights

1.1

To the fullest extent permitted by law, each Authorizing Party hereby irrevocably entrusts and authorizes Party A or the person designated by Party A (the “Trustee”) to exercise all and any shareholder rights (the “Entrusted Rights”) entitled to each Authorizing Party as a shareholder of Party C under the laws of the PRC and the Articles of Association of Party C, including but not limited to the following:

(1)	To propose the convening of general meetings and to accept any notice of the convening and procedures of general meetings;

(2)	To attend the general meetings of the Company and sign the resolutions of the general meetings on behalf of each Authorizing Party;

(3)

To exercise the voting rights of the shareholders of the Company, including but not limited to deciding on the Company’s operating policies and investment plans, reviewing and approving the Company’s annual financial budget plans and final accounting plans, reviewing and approving the Company’s profit distribution plans and loss compensation plans, making decisions on increasing or reducing the Company’s registered capital, amending the Articles of Association, etc.;

(4)	To decide on the sales, transfer, pledge or otherwise disposal of all or any part of the equity of each Authorizing Party;

(5)

To designate and appoint the chairman, director, supervisor, general manager, chief financial officer and other senior executives of the Company as the authorized representative of each Authorizing Party at the general meeting of the Company;

(6)	To obtain the information about the operations, customers, financial status and employees of the Company, and have the right to access other materials related to the Company; and

(7)	To execute shareholder resolutions and any other documents required to be executed in the name of shareholders in connection with the exercise of the above rights.

1.2

Each Authorizing Party hereby acknowledges that it will be liable for any and all liabilities arising out of or in connection with the exercise of the entrusted rights by the Trustee, except in the case of the Trustee’s willful or gross negligence in violation of laws.

1.3

Each Authorizing Party hereby acknowledges that the Trustee is not required to seek the opinion or consent of any Authorizing Party in any case when exercising the entrusted rights. All acts performed by the Trustee in exercising the entrusted rights shall be deemed those of each Authorizing Party, and all documents signed by the Trustee shall be deemed signed by each Authorizing Party, which shall be irrevocably recognized by each Authorizing Party herein.

1.4

Each Authorizing Party shall provide full assistance for the Trustee’s exercise of the Entrusted Rights, including but not limited to signing the general meeting resolution or other relevant legal documents in a timely manner when necessary (including to meet the requirements for documents required for the approval, registration and record by the governmental authorities). Each Authorizing Party hereby acknowledges that its undertaking under Article 1.4 will not limit the authorization it may grant to the Trustee in respect of the entrusted rights.

1.5

All the authorization agreements issued by each Authorizing Party prior to the date of this Agreement in relation to any of the Equity of Party C held by the Authorizing Party are irrevocably revoked, and each Authorizing Party hereby warrants that it will not issue any additional authorization documents for any of the Equity of Party C it holds. This Agreement and any power, right or benefit granted by it in connection with the Equity of Party C are irrevocable.

Article 2 Information Rights

In order to exercise the entrusted rights, the Trustee shall have the right to obtain information related to the operation, customers, financial status and employees of Party C, and to access other relevant materials of Party C. Such information rights shall be the same as the rights of shareholders of Party C to access Party C’s information. Party C shall provide sufficient facilities for this purpose and shall not create any obstacles of any kind under any circumstances.

Article 3 Sub-entrustment and Succession of Power

3.1

The Authorizing Parties and Party C irrevocably agree that Party A shall have the right to assign and delegate the rights granted to Party A by the Authorizing Parties under Article 1 and Article 2 of this Agreement to Party A’s directors or other persons designated by Party A without prior notice to or consent of the Authorizing Parties. The directors authorized by Party A or other persons designated by Party A shall be deemed to be the trustees under this Agreement and shall enjoy all the rights stipulated in Article 1 and Article 2 hereof. Party A shall have the right to replace such designated person at any time with prior notice to the Authorizing Parties.

3.2

Each Authorizing Party irrevocably agrees that the successor or liquidator who inherits any relevant civil rights due to the division, merger or liquidation of Party A shall have the right to exercise all rights hereunder in place of Party A.

Article 4 Representations and Warranties of the Authorizing Parties

4.1

Each Authorizing Party has the power, right, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement, when executed, shall constitute a legal, valid and binding obligation on it and shall be enforceable in accordance with its terms.

4.2

Neither the execution and delivery of this Agreement nor the performance of the obligations of each Authorizing Party under this Agreement will: (i) violate any applicable Chinese laws or regulations; (ii) contravene the articles of association or other constitutional documents of Party C; (iii) result in a breach of any contract or document to which it is a Party or binding on it or constitute a breach of any contract or document to which it is a Party or binding on it; (iv) result in the breach of any license or approval granted by the governmental authorities to it; or (v) result in termination or cancellation or imposition of additional conditions of any license or approval granted by the governmental authorities to it.

4.3	There is no litigation, arbitration or other judicial or administrative proceedings pending or threatened which may materially affect the performance of this Agreement.

4.4	The Authorizing Parties have disclosed to Party A all the circumstances which may materially and adversely affect the performance of this Agreement.

4.5

The entrusted rights granted by the Authorizing Parties to Party A are exclusive. The Authorizing Parties did not grant the same or similar entrusted rights to other third parties in any other way prior to or upon the granting of the entrusted rights to Party A.

Article 5 Presentations and Guarantees of Party C

5.1	Party C is a limited liability company incorporated and existing under the laws of the PRC.

5.2	Party C has obtained all necessary and appropriate approvals and authorizations to enter into and perform this Agreement.

5.3

Party C shall strictly comply with the terms of this Agreement, perform its responsibilities under this Agreement and refrain from any act or omission that may affect the validity and enforceability of this Agreement.

Article 6 Notice

6.1

All notices given by the Parties to perform their rights and obligations hereunder shall be made in writing, and delivered by personal delivery, registered mail, prepaid mail or approved courier service to the Parties concerned or each party at the following address or such other address as a party may from time to time notify the other parties in writing:

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

[Redacted]

6.2	Notices and letters shall be deemed to have been served:

(a)	on the date of receipt if delivered by personal delivery or courier service;

(b)	on the fifteenth (15) day after the date on the registered mail return receipt if delivered by registered mail.

Article 7 Governing Laws and Dispute Resolution

7.1	Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the PRC.

7.2	Arbitration

In case the Parties hereto have any disputes concerning the interpretation and performance of the stipulations of this Agreement, the Parties shall consult in good faith to resolve such dispute. If the consultation fails, either party may submit the dispute to the Shanghai International Economic and Trade Arbitration Commission (“Shanghai International Arbitration Center”) for arbitration in accordance with its arbitration rules in force at that time. The place of arbitration shall be Shanghai, and the arbitration language shall be Chinese. The arbitration award shall be final and binding on the Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

7.3	Continued performance

Except for the matters in dispute, the Parties shall continue to perform their respective obligations in accordance with the stipulations of this Agreement in good faith.

Article 8 Confidentiality

8.1	Confidential information

The Parties acknowledge and confirm that the existence of this Agreement, the terms of this Agreement and any oral or written information exchanged with each other in connection with the preparation or performance of this Agreement shall be considered confidential information. Each party shall keep confidential of such confidential information. Any party shall not disclose any confidential information to any third party except with the prior written consent of other parties. This Article shall survive the termination of this Agreement.

8.2	Exception

Where disclosure of confidential information is required by law, court judgments, arbitral awards, or decisions of the governmental authorities, such disclosure shall not be deemed a violation of Article 8.1 above.

Article 9 Breach

Unless as otherwise provided in this Agreement, if any party fails to perform in full or suspends the performance of its obligations under this Agreement and fails to rectify such actions within thirty (30) days from the date of receipt of notice from the other parties, or any representation and warranty made by it under this Agreement is false, inaccurate or misleading, it shall be deemed in breach of this Agreement.

If any party breaches this Agreement or any of its representations and warranties made herein, the non-breaching party may notify the breaching party in writing and require it to correct the breach within ten (10) days from the date of receipt of the notice, work to timely avoid damages and continue to perform this Agreement. In case of any damage, the breaching party shall compensate the non-breaching party, so as to enable the non-breaching party to obtain all rights and interests it is entitled to upon the performance of this Agreement.

If each party breaches this Agreement, the amount of compensation to be paid shall be determined according to the extent of the breach.

Article 10 Effectiveness and Term of the Agreement

This Agreement shall be effective and enforceable on the first day of execution. This Agreement shall remain in force for ten (10) years unless the Control Agreements are terminated early for any reason or the Authorizing Parties cease to be shareholders of Party C. Upon the expiration of this Agreement, if requested by Party A in writing, the Parties shall extend the term of this Agreement according to Party A’s request. The prior Power of Attorney Agreement shall be terminated upon this Agreement takes effect.

During the term of this Agreement, neither the Authorizing Parties nor Party C shall have the right to require early termination of this Agreement in any way. Party A shall have the right to terminate the Agreement at any time for convenience for any reason upon ten (10) business days’ prior written notice to each of the Authorizing Parties and Party C.

Article 11 Miscellaneous

11.1	Entire agreement

This Agreement constitutes the entire agreement between the Parties with respect to the matters covered herein. In case there is any inconsistency between the prior discussions, consultations and agreements and this Agreement, this Agreement shall prevail. This Agreement shall be amended by the Parties in writing.

11.2	Language and text

This Agreement shall be done in thirteen (13) duplicates in Chinese, with each party holding such one (1) duplicate as shall have the equal legal effect.

11.3	Effectiveness of this Agreement

This Agreement shall be binding on each of the Authorizing Parties and their respective inheritors, successors, agents, all the officers, directors and permitted assignees.

11.4	Severability

If one or more stipulations of this Agreement are held invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining stipulations of this Agreement shall not be affected or prejudiced in any way. The Parties shall seek to replace the invalid, illegal or unenforceable stipulations with those which are legally permissible and effective to the fullest extent permitted by law and the intent of the Parties in good faith, provided that the economic effects of such effective stipulations shall be as close as possible to those of ineffective, illegal or unenforceable stipulations.

11.5	No waiver

A waiver by a party of its right to pursue a breach of this Agreement by another party under certain circumstances shall not be deemed a waiver of a similar breach of this Agreement by another party under other circumstances.

11.6	Amendment of this Agreement

The Parties may amend or supplement this Agreement through a written agreement. The written amendments and supplementary agreements to this Agreement shall be an integral part of this Agreement and shall have the equal legal effect as this Agreement.

(No text below on this page)

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

(Seal)

/s/ Lu Xioayan
Legal representative: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B:

/s/ Lu Xioayan
Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B:

/s/ Ding Jie
Ding Jie (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B:

/s/ Wu Bin
Wu Bin (signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B:

/s/ Chen Hongbo
Chen Hongbo (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B:

/s/ Xu Naihan
Xu Naihan (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B: Beijing Langmafeng Venture Capital Management Co., Ltd. (Seal)

/s/ Liang Xianhong
Legal representative: Liang Xianhong (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B: Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）) (Seal)

/s/ Lu Xiaoyan
Executive Partner: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B: Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (Seal)

/s/ Lu Xiaoyan
Executive Partner: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B: Shanghai Himalaya Technology Co., Ltd. (Seal)

/s/ Yu Jianjun
Legal representative: Yu Jianjun (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement of Jiangsu Yunxuetang Network Technology Co., Ltd.—Granting Shareholder Rights to Yunxuetang Information Technology (Jiangsu) Co., Ltd.)

Party B:

/s/ Shen Jinhua
Shen Jinhua (Signature)

Signature page of Power of Attorney Agreement of Jiangsu Yunxuetang Network Technology Co., Ltd. - Granting Shareholder Rights to Yunxuetang Information Technology (Jiangsu) Co., Ltd.

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party B:

/s/ Gao Qi
Gao Qi (Signature)

Signature page of Power of Attorney Agreement

(No text on this page, which is the signature page of Power of Attorney Agreement)

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd. (Seal)

/s/ Lu Xiaoyan
Legal representative: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement